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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    February 20, 1998
                                                  -----------------------



                                     ECOLAB INC.
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                (Exact name of registrant as specified in its charter)



          Delaware                  1-9328                 41-0231510
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(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)           File Number)          Identification No.)



        Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota              55102
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            (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, include area code:     612-293-2233
                                                  --------------------


                                   (Not applicable)
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            (Former name or former address, if changed from last report.)

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Item 5.   OTHER EVENTS.

     In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Ecolab Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in the forward-looking statements of the Company made by or on behalf of the Company.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               (99) Cautionary statement for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.


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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ECOLAB INC.



                                          By:/s/Kenneth A. Iverson
                                             ------------------------------
                                               Kenneth A. Iverson
                                               Vice President and Secretary


Date:      February 20, 1998


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                                    EXHIBIT INDEX


 EXHIBIT NO.      DESCRIPTION                               METHOD OF FILING
 -----------      -----------                               ----------------


 (99)             Cautionary statement for purposes of      Filed herewith
                  the safe harbor provisions of the         electronically.
                  Private Securities Litigation Reform
                  Act of 1995.


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